EXHIBIT 10.34

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT

AND WAIVER TO CREDIT AGREEMENT

This FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 29, 2008, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (herein called “Bank”) and CERUS CORPORATION, a Delaware corporation (“Borrower”), with reference to the following facts and intentions of the parties:

RECITALS

A. Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of June 18, 2008, as such may have been amended or modified from time to time (the “Loan Agreement”). In connection with the Loan Agreement, Bank provided Borrower a line of credit in the maximum principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (the “Line of Credit”) which is evidenced by that certain revolving line promissory note executed by Borrower in favor of Bank in the amount of the Line of Credit and dated as of June 18, 2008 (the “Line of Credit Note”). The Line of Credit will mature and become due and payable in full on June 17, 2009. The Line of Credit shall be referred to herein as the “Loan.” The Line of Credit Note shall be referred to herein as the “Note.”

B. For purposes hereof, the term “Obligations” shall mean the Loan, and all other loans, advances, debts, liabilities and obligations, tasks or duties for the performance of covenants or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by Borrower to Bank, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Loan Agreement or any of the other Loan Documents (as defined herein). The term Obligation includes but is not limited to all principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy, whether or not allowed in such case or proceeding), fees, charges, expenses, attorneys’ fees and any other sum chargeable to Borrower under the Loan Agreement or any of the other Loan Documents.

C. The Obligations are secured by, among other things, a security interest granted by Borrower to Bank in all of Borrower’s personal property, including, without limitation, accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents, securities, investment property, general intangibles, equipment, inventory and other rights to payment (collectively, the “Collateral”) pursuant to, among other things, that certain Security Agreement dated June 18, 2008 (the “Security Agreement).

D. This Amendment, the Loan Agreement, the Note, the Security Agreement and any and any of all other documents or instruments executed in connection with or otherwise related to the Loan are all hereinafter collectively called the “Loan Documents.” Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Documents.

E. Borrower is in default under the Loan Documents due to Borrower’s violation of Section 4.9(a) of the Loan Agreement occurring on October 31, 2008 (the “Existing Default”).

F. Borrower acknowledges that Borrower is in default under the Loan Documents as a consequence of the Existing Default; that such Existing Default in not subject to being cured, and has not been waived or excused by Bank at any time or in any manner; and that there are no claims, demands, offsets or defenses at law or in equity that would defeat or diminish Bank’s present and unconditional right to collect any of the Obligations, and to proceed to enforce the rights and remedies available to Bank as provided in any of the Loan Documents or otherwise at law.

G. Borrower has requested that Bank waive the Existing Default and amend the Loan Agreement and amend and restate the Line of Credit Note, as set forth herein.

H. In response to Borrower’s request, and in reliance upon Borrower’s representations made to Bank in support thereof and the other terms and conditions of this Amendment, Bank is willing to waive the Existing Default and amend the Loan Agreement as set forth herein, upon and subject to the terms and conditions hereof, all as more particularly set forth and described in this Amendment.

AGREEMENT

NOW, THEREFORE, Bank and Borrower hereby agree as follows:

1. Adoption of Recitals. The recitals set forth above are adopted as a part of the agreement of the parties, and the facts set forth therein are acknowledged and agreed to be true, accurate and complete.

2. Amendments to Loan Agreement.

2.1 Section 1.1 of the Loan Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“Cash Burn Amount” means the least of: (1) Borrower’s consolidated net operating income (loss), determined in accordance with GAAP for the most recently ended fiscal quarter, (B) Borrower’s consolidated net income (loss), determined in accordance with GAAP, for the most recently ended fiscal quarter, and (C) Zero Dollars ($0.00). Borrower’s consolidated net operating (loss) and consolidated net (loss) shall be: (a) determined without taking into account a one-time, non-cash charge up to a maximum of not more than [ * ] with respect to Borrower’s investment in [ * ], and (b) for avoidance of doubt, deemed to be, and expressed as, negative numbers (i.e. less than $0.00) for purposes of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2 Section 3.2 of the Loan Agreement is hereby amended by inserting a new Section 3.2(c) to read as follows:

(c) As of the on the date that any such extension of credit is requested and the proposed date that such extension of credit is to be made, Borrower shall have Liquidity in an amount not less than the sum of (i) the aggregate amount of outstanding Obligations of Borrower and its consolidated Subsidiaries on such date (calculated on both a current and pro forma basis after giving effect to the requested extension of credit), plus (ii) an amount equal to the product of (A) [ * ] the Cash Burn Amount at such date, and Borrower shall have delivered to Bank, not less than five (5) days prior to the proposed date on which such extension of credit is to be made, a Compliance Certificate of the Borrower’s president or chief financial officer certifying that Borrower has complied with the requirements of this condition and showing in reasonable detail the calculations used in determining compliance.

2.3 Section 4.3(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b)(1) as soon as available, but no later than the earlier of (A) five (5) days after filing with the Securities Exchange Commission or (B) fifty (50) days after the end of each fiscal quarter of Borrower, the Borrower’s consolidated and consolidating financial statements (to include a balance sheet, income statement, statement of cash flows) prepared in accordance with GAAP consistently applied (other than being subject to normal year-end adjustments) and Form 10-Q; and

(2) as soon as available, but no later than 30 days after the end of each month (including a month coinciding with the end of a fiscal quarter), the Borrower’s consolidated and consolidating financial statements for such month (to include a balance sheet, income statement, statement of cash flows) prepared in accordance with GAAP consistently applied (other than being subject to normal year-end adjustments);

2.4 Section 4.3(f) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(f) not later than 30 days after and as of the end of each month, a compliance certificate of the president or chief financial officer of Borrower, in the form of Exhibit B or such other form as may be satisfactory to Bank (a “Compliance Certificate”), certifying that, among other things: (i) the most recently delivered annual, quarterly and monthly financial statements delivered to Bank are complete and correct and fairly present the financial condition of Borrower as of the dates reflected therein and the results of operations for the periods presented; (ii) that the representations and warranties contained herein and in the other Loan Documents remain true and correct in all material respects as of such date (except for those representations and warranties, if any, expressly referring to a specific date which shall remain true, accurate and complete in all material respects as of such date); (iii) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of this Agreement; (iv) no Liens have been levied or claims made against Borrower or any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank; (v) Borrower is in complete compliance with the financial covenants and ratios set forth herein (together with all supporting documentation showing in reasonable detail the calculations used in determining such compliance); and (vi) there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default;

2.5 Section 4.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 4.9 FINANCIAL CONDITION. Maintain Borrower’s consolidated financial condition as follows, using GAAP consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein), with compliance determined commencing with Borrower’s financial statements for the period ending June 30, 2008 or based on any other information available to Bank:

(a) At all times while any Obligations are outstanding and on the date each advance is requested or funded, Liquidity in an amount not less than the sum of (i) the aggregate amount of outstanding Obligations of Borrower and its consolidated Subsidiaries on such date, plus (ii) an amount equal to the product of (A) [ * ] the Cash Burn Amount at such date.

(b) At all times, a balance of domestic unrestricted cash and domestic unrestricted marketable securities, in one or more accounts maintained with Bank as to which Bank has a perfected first priority Lien, of not less than [ * ] Dollars [ * ].

(c) As of the last day of each fiscal quarter for the quarter then ended, a consolidated net operating (loss), expressed as a positive number, as determined in accordance with GAAP, of not more than: (i) [ * ] Dollars [ * ] for any fiscal quarter ending on or prior to December 31, 2008, and (ii) thereafter, [ * ] Dollars [ * ].

2.6 Section 4.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 4.10 OPERATING ACCOUNTS. (a) Maintain all of its and its Subsidiaries’ primary domestic operating, deposit and securities accounts with Bank and Bank’s Affiliates; provided that Borrower may maintain its existing deposit accounts with Silicon Valley Bank disclosed on Schedule 5(f) to the Security Agreement (the “Existing SVB Accounts”) through December 31, 2008, so long as the aggregate amount on deposit in such accounts does not exceed [ * ] at any time. (b) Provide Bank five (5) days prior written notice before establishing any deposit account, securities account, investment account, commodities account or similar account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each such account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any such account is maintained to execute and deliver a control agreement or other appropriate instrument with respect to such account to perfect Bank’s Lien in such account in accordance with the terms of this Agreement and the other Loan Documents (each an “Account Control Agreement”). Notwithstanding the foregoing, Borrower may maintain the Existing SVB Accounts for up to fifteen (15) days after the Effective Date, without being subject to Account Control Agreements.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.7 The Loan Agreement is hereby amended by adding a new Exhibit B in the form of Exhibit B hereto.

3. Representations and Warranties. Borrower hereby represents and warrants that: (i) other than the Existing Default, no default, event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Loan Documents; (ii) the parties and signatories hereto have the authority to execute this Amendment; (iii) all representations and warranties of Borrower in this Amendment and the other Loan Documents including those contained in the Recitals to this Amendment continue to be true and correct as of the time of execution of this Amendment and shall survive the execution of this Amendment; and (iv) Bank’s liens and security interests with respect to the Collateral are of the priority required under the Loan Documents and are valid and enforceable in accordance with their terms.

4. Waiver. Bank hereby waives the Existing Default. Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents, and Bank does not waive any obligations Borrower may have under the Loan Agreement, including without limitation Section 4.9 thereof, other than as expressly set forth above. This waiver is not a continuing waiver with respect to any failure to perform any Obligation after the date hereof. Nothing contained herein shall be deemed a waiver of (or otherwise affect Bank’s ability to enforce) any other default or Event of Default, including without limitation (i) any default or Event of Default as may now or hereafter exist and arise from or otherwise be related to Section 4.9 of the Loan Agreement, and (ii) any default or Event of Default arising at any time after the Effective Date.

5. Conditions Precedent. The following are conditions precedent to Bank’s obligations under this Amendment, each of which must have been (and remain) satisfied or waived (as determined by Bank in its sole discretion) no later than December 29, 2008.

2.1 Approval of Bank Counsel. All legal matters incidental to the forbearance by Bank shall be satisfactory to Bank’s counsel.

2.2 Documentation. Bank shall have received, in form and substance satisfactory to Bank, duly executed counterparts of each of the following:

(i) This Amendment;

(ii) The Amended and Restated Revolving Line Note.

2.3 Amendment Fee. Borrower shall have paid to Bank a fully-earned and nonrefundable amendment fee in the amount of $25,000.00, which may be debited from any of Borrower’s accounts together with an amount equal to all Bank Expenses incurred through the date hereof.

2.4 Representations and Warranties. The representations and warranties contained herein are true and correct.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.5 No Default. Other than the Existing Default, no Default or Event of Default shall have occurred and be continuing.

2.6 Other Documents. Bank shall have received such other documents, and evidence of completion of such other matters, as Bank may reasonably deem necessary or appropriate.

6. Ratification and Incorporation of Loan Documents. Except as expressly modified by this Amendment, (a) Borrower hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Borrower represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the its liabilities, obligations and indebtedness arising under or in connection with any Loan Documents.

7. No Novation. Except as expressly provided above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Bank under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered to Bank will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

9. Non-Impairment. Except as expressly provided herein, nothing in this Amendment shall alter or affect any provision, condition or covenant contained in the Note or other Loan Documents, or affect or impair any rights, powers, or remedies thereunder, it being the intent of the parties hereto that the provisions of the Note and the other Loan Documents shall continue in full force and effect except as expressly modified hereby.

10. Course of Dealing; Waivers. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

11. Miscellaneous. This Amendment and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by Federal law. The headings used in this Amendment are for convenience only and shall be disregarded in interpreting the substantive provisions of this Amendment. Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Amendment. If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12. Integration; Interpretation. The Loan Documents, including this Amendment, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein, and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents in any of the Loan Documents includes any amendments, renewals or extensions approved by Bank in writing.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the day and year first above written.

“BANK”		“BORROWER”

WELLS FARGO BANK, NATIONAL ASSOCIATION		CERUS CORPORATION

By:	/s/ Jennifer Schellenberg	By:	/s/ William J. Dawson
Name: Jennifer Schellenberg		Name: William J. Dawson
Title: SVP		Title: Chief Financial Officer

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

{FORM OF} COMPLIANCE CERTIFICATE

TO:	WELLS FARGO BANK, NATIONAL ASSOCIATION
400 Hamilton Avenue, Suite 210
MAC A0429-020
Palo Alto, CA 94301
Attn: Charles M. Goldberg and Jennifer Schellenberg

I hereby certify that I am acting and incumbent {President} {Chief Financial Officer} of CERUS CORPORATION, a Delaware corporation (“Borrower”). Under the terms of that certain Credit Agreement between Borrower and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) dated as of June 18, 2008, as amended, modified, supplemented or restated from time to time (the “Agreement”), I hereby certify that:

1. The financial statements delivered to Bank in connection herewith, are complete and correct and fairly present the financial condition of Borrower as of the dates reflected therein and the results of operations for the periods presented. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes, and subject, in the case of unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes.

2. Borrower is in complete compliance as of, and for the period ending, _______________ with all required covenants, including all required financial covenants and ratios, except as noted below.

3. All representations and warranties in the Agreement and the other Loan Documents are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

4. Borrower, and each of its Subsidiaries, has timely filed all required federal, foreign, state and local tax returns and reports, and Borrower has timely paid all federal, foreign, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms the Agreement

5. No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

6. There exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7. The calculations regarding each financial covenant below (with capitalized terms not otherwise defined having the meanings given to them in the Agreement), as of the Statement Date, and regardless of whether Borrower must be in compliance with each covenant as of the Statement Date, are as follows:

SECTION	COVENANT	ACTUAL		REQUIRED
4.9(a)	Liquidity to Obligations plus [ * ] Cash Burn Amount		_____ to 1.0	Not less than 1.0 to 1.0
4.9(b)	Minimum Cash at Bank	$	________	Not less than [ * ]
4.9(c)	Maximum Net Operating Loss	$	________	Not more than [ * ]*

*	[ * ] through 12/31/2008; in each case (loss) is expressed as a positive number.

Attached are the required documents supporting this certification. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement. The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

CERUS CORPORATION

By:	Date:
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.